EXHIBIT E-23.1

Date:     23 March, 2003
Our ref: 744747

Kesselman & Kesselman
PricewaterhouseCoopers
Trade Tower, 25 Hamered Street
Tel Aviv 68125 Israel

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As the independent public accountants of AM-HAL  LTD, we hereby consent to the incorporation of our report,  included in Form 10K , into the Company’s previously filed Registration Statement (Files No. 333-61895, and No. 333-55970).

Brightman Almagor & Co.
Certified Public Accountants

EXHIBIT 23. 2

CONSENT OF KESSELMAN & KESSELMAN CPAs (ISR), INDEPENDENT
AUDITORS

As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation of our report dated March 24, 2003 with respect to the consolidated financial statements of Ampal-American Israel Corporation. included in the Annual Report for the year ended December 31, 2002 (Form 10- K), into the Company’s previously filed Registration Statements File No. 333-61895 and No. 333-55970.

/s/ KESSELMAN & KESSELMAN CPAs ( ISR)
A member of PricewaterhouseCoopers International Limited
Tel Aviv, Israel
March 24, 2003

EXHIBIT E-23.3

Date:     March 23, 2003
Our ref: 413697

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Bay Heart Ltd, we hereby consent to the incorporation of our report included in this Form 10-K, into Ampal - American Israel Corporation’s previously filed Registration Statements file No. 333-61895 and NO. 333-55970.

Brightman Almagor & Co
Certified Public Accountants
Member firm of Deloitte Touche Tohmatsu

EXHIBIT E-23.4

March 23, 2003

PriceWaterhouseCoopers

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Carmel Container Systems Ltd., we hereby consent to incorporation of our report included in this Form 10K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

March 23, 2003
Yours truly,

KOST, FORER and GABBAY
Certified Public Accountants (Israel)

EXHIBIT E-23.5

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Coral World International Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Fahn, Kanne & Co.
Certified Public Accountants (Isr.)

Tel-Aviv, Israel
March 23, 2003

EXHIBIT E-23.6

To	:	PricewaterhouseCoopers – Tel Aviv
Re	:	Ampal American Israel Corporation Group
Company name	:	Country Club Kfar Saba Ltd.
Date	:	March 23, 2003

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Country Club Kfar Saba Ltd., we hereby consent to the incorporation of our report dated as of March 5, 2003 included in this Form 10K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970

Luboshitz Kasierer

Certified Public Accountants (Isr.)

March 23, 2003

Gentlemen,

RE:  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OF COUNTRY CLUB KFAR-SABA LTD.

As independent public accountants of Country Club Kfar Saba Ltd. for the year ended December 31, 2000, We hereby consent to the incorporation of our report included in this
Form 10-K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Porat & Co.

Certified Public Accountants (ISR.)

EXHIBIT E-23.7

Brightman Almagor
1 Azrieli Center
Tel Aviv 67021
P.O.B. 16593, Tel Aviv 61164
Israel

Tel: +972 (3) 608 5555
Fax: +972 (3) 609 4022
info@deloitte.co.il
www.deloitte.co.il

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Epsilon Investment House Ltd., we hereby consent to the incorporation of our report included in this Form 10 – K, into company’s previously filed for registration statement file No. 333-61895, and No.333-55970.

Brightman Almagor & Co.
Certified Public Accountants

March 23, 2003

EXHIBIT E-23.8

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation of our report dated March 12, 2003, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 333-61895, and No. 333-55970.

Somekh Chaikin
Certified Public Accountants (Isr.)

Haifa, March 23, 2003

EXHIBIT E-23.9

To	:	PricewaterhouseCoopers – Tel Aviv
Re	:	Ampal American Israel Corporation Group
Company name	:	Hod Hasharon Sport Center Ltd.
Date	:	March 23, 2003

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Hod Hasharon Sport Center Ltd., we hereby consent to the incorporation of our report dated as of February 27, 2003 included in this Form 10K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Luboshitz Kasierer
Certified Public Accountants (Isr.)

March 23, 2003

Gentlemen,

Re:  Consent of Independent Public Accountants
of Hod Hasharon Sport Center Ltd.

As independent public accountants of Hod Hasharon Sport Center Ltd. for the year ended December 31,2000, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Porat & Co.

Certified Public Accountants (ISR.)

EXHIBIT E-23.10

To	:	PricewaterhouseCoopers – Tel Aviv
Re	:	Ampal American Israel Corporation Group
Partnership name	:	Hod Hasharon Sport Center (1992) Limited Partnership
Date	:	March 23, 2003

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Hod Hasharon Sport Center (1992) Limited Partnership, we hereby consent to the incorporation of our report dated as of February 27, 2003 included in this Form 10K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Luboshitz Kasierer
Certified Public Accountants (Isr.)

March 23, 2003

Gentlemen,

Re:  Consent of Independent Public Accountants
of Hod Hasharon Sport Center (1992) Limited partnership

As independent public accountants of Hod Hasharon Sport Center (1992) Limited partnership for the year ended December 31,2000, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company’s previously filed Registration Statement File No. 333-61895, and No. 333-55970.

Porat & Co.

Certified Public Accountants (ISR.)

EXHIBIT E-23.11

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANS

As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation of our report dated March 10, 2002 on the financial statements of Ophir Holdings Ltd. for the year ended December 31, 2001 included in this form 10-K, into Ampal-American Israel Corporation’s previously filed Registration Statement File No. 333-61895 and No. 333-55970.

Tel-Aviv, Israel	Kesselman & Kesselman
March 24, 2003	Certified Public Accountants (Isr)

EXHIBIT E-23.12

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANS

As independent public accountants of Ophirtech Ltd., we hereby consent to the incorporation of our report dated March 20, 2003 on the financial statements of Ophirtech Ltd. for the year ended December 31, 2002 included in this form 10K, into Ampal-American Israel Corporation’s previously filed Registration Statement File No. 333-61895 and No. 333-55970.

Tel-Aviv, Israel	Kesselman & Kesselman
March 24, 2003	Certified Public Accountants (Isr)

EXHIBIT E-23.13

Brightman Almagor
1 Azrieli Center
Tel Aviv 67021
P.O.B. 16593, Tel Aviv 61164
Israel

Tel: +972 (3) 608 5555
Fax: +972 (3) 609 4022
info@deloitte.co.il
www.deloitte.co.il

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Renaissance Investment House Ltd., we hereby consent to the incorporation of our report included in this Form 10 – K, into company’s previously filed for registration statement file No. 333-61895, and No.333-55970.

Brightman Almagor & Co.
Certified Public Accountants

March 23, 2003

EXHIBIT E-23.14

March 23, 2003

PriceWaterhouseCoopers
Tel - Aviv

Dear Sirs,

Re :Consent Of Independent Public Accountant

As independent public accountant of Shmay Bar Real Estate (1993) Ltd., we hereby consent to the incorporation of our report of that company’s 2002 financial statements included in this Form 10K, into the company’s previously field Registration Statement File No. 333-61895, and No. 333-55970.

KOST FORER & GABBAY
A Member of Ernst & Young International

EXHIBIT E-23.15

March 23, 2003

PriceWaterhouseCoopers
Tel - Aviv

Dear Sirs,

Re :Consent Of Independent Public Accountant

As independent public accountant of Shmay Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation of our report of that company’s 2002 financial statements included in this Form 10K, into the company’s previously field Registration Statement File No. 333-61895, and No. 333-55970.

KOST FORER & GABBAY
A Member of Ernst & Young International

EXHIBIT E-23.16

March 23, 2003

PriceWaterhouseCoopers
Tel - Aviv

Dear Sirs,

Re :Consent Of Independent Public Accountant

As independent public accountant of Shmay Bar (I.A.) 1993 Ltd., we hereby consent to the incorporation of our report of that company’s 2002 financial statements included in this Form 10K, into the company’s previously field Registration Statement File No. 333-61895, and No. 333-55970.

KOST FORER & GABBAY
A Member of Ernst & Young International

EXHIBIT E-23.17

Date:     March 23, 2003
Our ref: 744427

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Trinet Investments in High-Tech Ltd., we hereby consent to the incorporation of our report dated March 13, 2003, included in Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 2002 (relating to the financial statements of Trinet Investments in High-Tech Ltd. not included herein), into Ampal-American Israel Corporation’s previously filed Registration Statements No. 333-61895 and No. 333-55970.

Brightman Almagor & Co.
Certified Public Accountants
A member of Deloitte Touche

EXHIBIT E-23.18

Date:   March 23, 2003
Our ref: 744599

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Trinet Venture Capital Ltd., we hereby consent to the incorporation of our report dated March 11, 2002, included in Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 2001 (relating to the financial statements of Trinet Venture Capital Ltd. not included herein), into Ampal-American Israel Corporation’s previously filed Registration Statements No. 333-61895 and No. 333-55970.

Brightman Almagor & Co.
Certified Public Accountants
A member of Deloitte Touche